ALLIANCE
                                -----------------
                                VARIABLE PRODUCTS
                                -----------------
                                   SERIES FUND
                                -----------------
                                QUASAR PORTFOLIO
                                -----------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Quasar Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks growth of capital by pursuing aggressive investment policies. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with the potential for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States. Current income is incidental to the Portfolio's objective.

--------------------------------------------------------------------------------

INVESTMENT RESULTS

Periods Ended December 31, 2002

                                                        Total Returns

                                                                        Since
                                              1 Year      5 Years     Inception*
                                              ======      =======     =========
Alliance Quasar
Portfolio                                    -31.77%      -8.97%        -3.63%

Russell 2000
Growth Index                                 -30.26%      -6.59%        -2.59%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 8/5/96.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Quasar Portfolio.

--------------------------------------------------------------------------------

Hurt by continued uncertainty regarding the pace of economic recovery and the potentially negative impact a stalled economy could have on future earnings prospects, small-cap growth stocks declined 30.26% over the 12-month period ended December 31, 2002, as measured by the Portfolio's benchmark, the Russell 2000 Growth Index. The Portfolio underperformed its benchmark over the same time frame, returning -31.77%. Although sector allocations were roughly neutral to relative returns during the period, relative gains were offset by disappointing stock selection within the Portfolio's technology and financial services holdings. Favorable stock selection in the industrial and health care sectors of the Portfolio, however, aided performance somewhat relative to the Russell 2000 Growth Index.

MARKET REVIEW

The weakness of small-cap growth stocks over the period was notable for its magnitude as well as its breadth. All economic sectors declined during the period, with technology leading the pack. Even perceived safe havens such as health care and consumer staples declined considerably. Consistent with the pattern experienced over much of the past two years, small-cap value strategies significantly outperformed small-cap growth-oriented strategies.

Biotechnology and software companies topped the list of strongest contributors to the Portfolio's performance, demonstrating that attractive investment opportunities were available in even the most challenging economic sectors. Strong relative gains in the industrial segment of the Portfolio benefited from continued strong performance of several of the Portfolio's defense-related investments. Bank stocks also contributed favorably to the Portfolio's performance.

OUTLOOK

Although small-cap growth stocks have recently rallied from an oversold condition, earnings visibility for 2003 still remains limited. In fact, earnings revision trends, which had shown some improvement earlier in the year, have recently deteriorated across all but two economic sectors--health care and energy. Potentially troubling is the deterioration in consumer earnings trends, given the significant role that the consumer has played throughout the recovery.

While earnings expectations may have factored in an overly optimistic view of how quickly the economy might recover, inputs from many company contacts would suggest that the economy does, in fact, remain on the mend, albeit at a somewhat intermittent pace. Commenting specifically on the consumer, softer than expected holiday sales for many retailers suggest that the benefits of record refinancing activity may have finally run their course. However, assuming a stable employment picture, we would not expect consumer spending to

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

tale off sharply but rather, we believe that other parts of the economy may provide more compelling growth opportunities over the next several quarters.

Given the erratic pace of an economic recovery, the Portfolio has maintained a diversified approach to its investments with commitments to both cyclical and more defensively positioned companies. Importantly, this positioning reflects our view that the recent slowdown in growth is merely a pause in the recovery and not the early signs of a double-dip recession.

While the environment remains challenging and growth-style investing very much out of favor, we remain committed to our belief that investments in high-quality, rapidly growing companies show favorable earnings momentum.

We appreciate your investment in Alliance Quasar Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Bruce Aronow
Bruce Aronow
Vice President and Portfolio Manager

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCE QUASAR PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
8/31/96*-12/31/02

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Alliance           Russell 2000
              Quasar Portfolio       Growth Index

8/31/96*           10000                10000
12/31/96           10640                11126
12/31/97           12619                12567
12/31/98           12052                12721
12/31/99           14111                18203
12/31/00           13252                14120
12/31/01           11562                12817
12/31/02            7889                 8938

Russell 2000 Growth Index: $8,938

Alliance Quasar Portfolio: $7,889

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 8/31/96* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is a capitalization-weighted index that includes 2000 of the smallest stocks representing approximately 10% of the equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Quasar Portfolio.

--------------------------------------------------------------------------------
* Since closest month-end after Portfolio's inception date of 8/5/96.

QUASAR PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
The Medicines Co.                           $ 1,577,970            1.7%
--------------------------------------------------------------------------------
Iron Mountain, Inc.                           1,417,780            1.6
--------------------------------------------------------------------------------
Amphenol Corp. Cl.A                           1,390,800            1.5
--------------------------------------------------------------------------------
Accredo Health, Inc.                          1,344,787            1.5
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.              1,337,725            1.5
--------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.       1,316,617            1.4
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                           1,294,725            1.4
--------------------------------------------------------------------------------
United Therapeutics Corp.                     1,279,220            1.4
--------------------------------------------------------------------------------
EDO Corp.                                     1,201,084            1.3
--------------------------------------------------------------------------------
Scios, Inc.                                   1,195,686            1.3
                                            -----------           ----
--------------------------------------------------------------------------------
                                            $13,356,394           14.6%
--------------------------------------------------------------------------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                               Shares       U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-98.0%
HEALTH CARE-22.6%
BIOTECHNOLOGY-7.6%
Abgenix, Inc. (a) ..........................          27,600        $   203,412
Charles River Laboratories
   International, Inc. (a) .................          23,800            915,824
InterMune, Inc. (a) ........................          31,000            790,810
Scios, Inc. (a) ............................          36,700          1,195,686
The Medicines Co. (a) ......................          98,500          1,577,970
Trimeris, Inc. (a) .........................          21,900            943,671
United Therapeutics Corp. (a) ..............          76,600          1,279,220
                                                                    -----------
                                                                      6,906,593
                                                                    -----------
DRUGS-1.8%
Axcan Pharma, Inc.
   (Canada) (a) ............................          78,900            928,653
Martek Biosciences Corp. (a) ...............          29,500            742,220
                                                                    -----------
                                                                      1,670,873
                                                                    -----------
MEDICAL PRODUCTS-6.0%
Advanced Neuromodulation
   Systems, Inc. (a) .......................          31,900          1,119,690
Conceptus, Inc. (a) ........................          65,300            782,294
Integra LifeSciences Holdings
   Corp. (a) ...............................          63,500          1,122,045
OraSure Technologies, Inc. (a) .............          92,500            504,125
PSS World Medical, Inc. (a) ................         124,400            855,872
Therasense, Inc. (a) .......................          53,400            445,890
Wright Medical Group,
   Inc. (a) ................................          37,700            657,865
                                                                    -----------
                                                                      5,487,781
                                                                    -----------
MEDICAL SERVICES-7.2%
Accredo Health, Inc. (a) ...................          38,150          1,344,787
LifePoint Hospitals, Inc. (a) ..............          29,000            867,999
Medical Staffing Network
   Holdings, Inc. (a) ......................          49,300            788,800
Mid Atlantic Medical Services,
   Inc. (a) ................................          28,500            923,400
Pediatrix Medical Group,
   Inc. (a) ................................          18,600            745,116
Priority Healthcare Corp.
   Cl.B (a) ................................          32,500            754,000
Stericycle, Inc. (a) .......................          29,300            948,705
VistaCare, Inc. Cl.A (a) ...................          10,500            168,000
                                                                    -----------
                                                                      6,540,807
                                                                    -----------
                                                                     20,606,054
                                                                    -----------
CONSUMER
   SERVICES-22.1%
ADVERTISING-1.0%
Getty Images, Inc. (a) .....................          29,900            913,445
                                                                    -----------
APPAREL-0.7%
Chico's FAS, Inc. (a) ......................          31,700            599,447
                                                                    -----------

BROADCASTING &
   CABLE-2.7%
Cumulus Media, Inc. Cl.A (a) ...............          63,382        $   942,490
Entravision Communications
   Corp. Cl.A (a) ..........................          83,700            835,326
ValueVision Media, Inc.
   Cl.A (a) ................................          48,400            725,032
                                                                    -----------
                                                                      2,502,848
                                                                    -----------
ENTERTAINMENT &
   LEISURE-2.3%
Hollywood Entertainment
   Corp. (a) ...............................          68,600          1,035,860
Take-Two Interactive Software,
   Inc. (a) ................................          45,800          1,075,842
                                                                    -----------
                                                                      2,111,702
                                                                    -----------
GAMING-1.7%
Alliance Gaming Corp. (a) ..................          41,700            710,151
Station Casinos, Inc. (a) ..................          46,700            826,590
                                                                    -----------
                                                                      1,536,741
                                                                    -----------
RESTAURANTS &
   LODGING-0.5%
Ruby Tuesday, Inc. .........................          27,400            473,746
                                                                    -----------
RETAIL - GENERAL
   MERCHANDISE-3.9%
Cost Plus, Inc. (a) ........................          28,500            817,095
Dick's Sporting Goods,
   Inc. (a) ................................          42,000            806,400
Electronics Boutique Holdings
   Corp. (a) ...............................          32,700            516,660
Rent-A-Center, Inc. (a) ....................          19,200            959,040
Ultimate Electronics, Inc. (a) .............          46,400            470,960
                                                                    -----------
                                                                      3,570,155
                                                                    -----------
TOYS-0.8%
Leapfrog Enterprises, Inc. (a) .............          29,400            739,410
                                                                    -----------
MISCELLANEOUS-8.5%
Blue Rhino Corp. (a) .......................          12,300            213,897
Bright Horizons Family
   Solutions, Inc. (a) .....................           6,300            177,156
Career Education Corp. (a) .................          20,800            832,000
Insight Enterprises, Inc. (a) ..............          35,400            294,174
Iron Mountain, Inc. (a) ....................          42,950          1,417,780
MSC Industrial Direct Co., Inc.
   Cl.A (a) ................................          51,700            917,675
Resources Connection,
   Inc. (a) ................................          44,100          1,023,561
ScanSource, Inc. (a) .......................          21,870          1,078,191
Strayer Education, Inc. ....................          15,900            914,250
The Corporate Executive Board
   Co. (a) .................................          26,500            845,880
                                                                    -----------
                                                                      7,714,564
                                                                    -----------
                                                                     20,162,058
                                                                    -----------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                               Shares        U.S. $ Value
--------------------------------------------------------------------------------
TECHNOLOGY-20.3%
   COMPUTER HARDWARE/
   STORAGE-0.9%
Avocent Corp. (a) ..........................          35,000        $   777,700
                                                                    -----------
COMPUTER
   PERIPHERALS-1.9%
Imation Corp. (a) ..........................          32,600          1,143,608
Pericom Semiconductor
   Corp. (a) ...............................          67,300            559,263
                                                                    -----------
                                                                      1,702,871
                                                                    -----------
COMPUTER SERVICES-3.4%
Alliance Data Systems
   Corp. (a) ...............................          58,100          1,029,532
Anteon International Corp. (a) .............          43,900          1,053,600
Precise Software Solutions, Ltd.
   (Israel) (a) ............................          64,000          1,056,640
                                                                    -----------
                                                                      3,139,772
                                                                    -----------
SEMI-CONDUCTOR CAPITAL
   EQUIPMENT-2.0%
Cymer, Inc. (a) ............................          18,500            596,625
MKS Instruments, Inc. (a) ..................          43,200            709,776
Varian Semiconductor Equipment
   Associates, Inc. (a) ....................          23,500            558,383
                                                                    -----------
                                                                      1,864,784
                                                                    -----------
SEMI-CONDUCTOR
   COMPONENTS-2.6%
ATMI, Inc. (a) .............................          57,900          1,072,308
Integrated Circuit Systems,
   Inc. (a) ................................          73,300          1,337,725
                                                                    -----------
                                                                      2,410,033
                                                                    -----------
SOFTWARE-4.4%
Cognos, Inc. (Canada) (a) ..................          45,800          1,074,010
Hyperion Solutions Corp. (a) ...............          43,000          1,103,810
Informatica Corp. (a) ......................         179,800          1,035,648
NetIQ Corp. (a) ............................          28,300            349,505
Quest Software, Inc. (a) ...................          44,000            453,640
                                                                    -----------
                                                                      4,016,613
                                                                    -----------
MISCELLANEOUS-5.1%
02Micro International, Ltd. (a) ............          63,400            618,087
Aeroflex, Inc. (a) .........................          77,000            531,300
Amphenol Corp. Cl.A (a) ....................          36,600          1,390,800
Exar Corp. (a) .............................          71,500            886,600
Plantronics, Inc. (a) ......................          47,200            714,136
Power-One, Inc. (a) ........................          86,300            489,321
                                                                    -----------
                                                                      4,630,244
                                                                    -----------
                                                                     18,542,017
                                                                    -----------
FINANCE-14.8%
BANKING -
   MONEY CENTER-3.5%
Boston Private Financial
   Holdings, Inc. ..........................          43,700        $   867,882
Commercial Capital Bancorp,
   Inc. (a) ................................          17,600            156,112
UCBH Holdings, Inc. ........................          30,500          1,294,725
Wintrust Financial Corp. ...................          26,900            842,508
                                                                    -----------
                                                                      3,161,227
                                                                    -----------
BANKING - REGIONAL-3.4%
American Capital Strategies,
   Ltd .....................................          49,600          1,070,864
R&G Financial Corp. Cl.B ...................          42,100            978,825
Westamerica Bancorp. .......................          27,400          1,100,932
                                                                    -----------
                                                                      3,150,621
                                                                    -----------
BROKERAGE & MONEY
   MANAGEMENT-3.6%
Affiliated Managers Group,
   Inc. (a) ................................          22,500          1,131,750
BlackRock, Inc. (a) ........................          20,600            811,640
Southwest Bancorporation of
   Texas, Inc. (a) .........................          45,700          1,316,617
                                                                    -----------
                                                                      3,260,007
                                                                    -----------
INSURANCE-3.3%
PMA Capital Corp. Cl.A .....................          34,200            490,086
RenaissanceRe Holdings, Ltd.
   (Bermuda) ...............................          16,400            649,440
StanCorp Financial Group,
   Inc. ....................................          19,100            933,035
Triad Guaranty, Inc. (a) ...................          25,900            954,674
                                                                    -----------
                                                                      3,027,235
                                                                    -----------
MISCELLANEOUS-1.0%
Investors Financial Services
   Corp. ...................................          33,300            912,087
                                                                    -----------
                                                                     13,511,177
                                                                    -----------
CAPITAL GOODS-6.8%
ELECTRICAL
   EQUIPMENT-3.6%
EDO Corp. ..................................          57,800          1,201,084
Engineered Support Systems,
   Inc. ....................................          23,950            878,007
United Defense Industries,
   Inc. (a) ................................          50,400          1,174,320
                                                                    -----------
                                                                      3,253,411
                                                                    -----------
MACHINERY-2.0%
Navistar International
   Corp. (a) ...............................          29,000            704,990
Oshkosh Truck Corp. ........................           7,500            461,250
Regal-Beloit Corp. .........................          31,100            643,770
                                                                    -----------
                                                                      1,810,010
                                                                    -----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                               Shares        U.S. $ Value
--------------------------------------------------------------------------------
MISCELLANEOUS-1.2%
IDEX Corp. .................................          34,200        $ 1,118,340
                                                                    -----------
                                                                      6,181,761
                                                                    -----------
ENERGY-5.7%
DOMESTIC
   PRODUCERS-1.2%
Frontier Oil Corp. .........................          50,600            871,332
Newfield Exploration Co. (a) ...............           7,300            263,165
                                                                    -----------
                                                                      1,134,497
                                                                    -----------
OIL SERVICE-2.7%
Spinnaker Exploration Co. (a) ..............          24,600            542,430
W-H Energy Services, Inc. (a) ..............          58,300            850,597
Westport Resources Corp. (a) ...............          51,600          1,073,280
                                                                    -----------
                                                                      2,466,307
                                                                    -----------
PIPELINES-1.8%
Cal Dive International, Inc. (a) ...........          34,800            817,800
Hydril Co. (a) .............................          34,500            813,165
                                                                    -----------
                                                                      1,630,965
                                                                    -----------
                                                                      5,231,769
                                                                    -----------
BASIC INDUSTRY-3.4%
CHEMICALS-1.2%
Georgia Gulf Corp. .........................          47,200          1,092,208
                                                                    -----------
PAPER & FOREST
   PRODUCTS-1.3%
Pactiv Corp. (a) ...........................          54,600          1,193,556
                                                                    -----------


                                                     Shares or
                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------

MISCELLANEOUS-0.9%
Philadelphia Suburban Corp. ................          38,300        $   788,980
                                                                    -----------
                                                                      3,074,744
                                                                    -----------
TRANSPORTATION-2.3%
AIR FREIGHT-1.1%
Expeditors International of
   Washington, Inc. ........................           2,800             91,420
UTI Worldwide, Inc.
   (U.S. Virgin Islands) ...................          35,600            934,500
                                                                    -----------
                                                                      1,025,920
                                                                    -----------
SHIPPING-1.2%
Kirby Corp. (a) ............................          37,500          1,027,125
                                                                    -----------
                                                                      2,053,045
                                                                    -----------
Total Common Stocks
   (cost $87,712,380) ......................                         89,362,625
                                                                    -----------
SHORT-TERM
   INVESTMENT-2.6%
TIME DEPOSIT-2.6%
State Street Euro Dollar
   0.75%, 1/02/03
   (cost $2,380,000) .......................          $ 2,380         2,380,000
                                                                    -----------
TOTAL
   INVESTMENTS-100.6%
   (cost $90,092,380) ......................                         91,742,625
Other assets less
  liabilities (b)-(0.6%) ...................                           (548,269)
                                                                    -----------
NET ASSETS-100% ............................                        $91,194,356
                                                                    ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Includes cash collateral received of $3,427,700 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                            Current
                                             Yield         Shares       Value
                                            -------      ---------   ----------
      UBS Private Money Market Fund, LLC     1.46%       3,427,700   $3,427,700

      See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $90,092,380) ..........     $  91,742,625(a)
   Cash ............................................................               362
   Collateral held for securities loaned ...........................         3,427,700
   Receivable for investment securities sold .......................           323,047
   Receivable for capital stock sold ...............................            94,563
   Dividends and interest receivable ...............................            19,998
                                                                         -------------
   Total assets ....................................................        95,608,295
                                                                         -------------
LIABILITIES
   Payable for collateral received on securities loaned ............         3,427,700
   Payable for capital stock redeemed ..............................           445,538
   Payable for investment securities purchased .....................           316,390
   Advisory fee payable ............................................            60,529
   Accrued expenses ................................................           163,782
                                                                         -------------
   Total liabilities ...............................................         4,413,939
                                                                         -------------
NET ASSETS .........................................................     $  91,194,356
                                                                         =============
COMPOSITION OF NET ASSETS
   Capital stock, at par ...........................................     $      13,366
   Additional paid-in capital ......................................       182,129,983
   Accumulated net realized loss on investment transactions ........       (92,599,238)
   Net unrealized appreciation of investments ......................         1,650,245
                                                                         -------------
                                                                         $  91,194,356
                                                                         =============
Class A Shares
   Net assets ......................................................     $  86,093,564
                                                                         =============
   Shares of capital stock outstanding .............................        12,614,440
                                                                         =============
   Net asset value per share .......................................     $        6.83
                                                                         =============
Class B Shares
   Net assets ......................................................     $   5,100,792
                                                                         =============
   Shares of capital stock outstanding .............................           751,994
                                                                         =============
   Net asset value per share .......................................     $        6.78
                                                                         =============


--------------------------------------------------------------------------------
(a)   Includes securities on loan with a value of $3,284,472 (see Note F).

      See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,125) .............     $     267,210
   Interest ........................................................            93,593
                                                                         -------------
   Total investment income .........................................           360,803
                                                                         -------------
EXPENSES
   Advisory fee ....................................................         1,406,264
   Distribution fee--Class B .......................................            15,262
   Custodian .......................................................           152,874
   Audit and legal .................................................            61,252
   Administrative ..................................................            69,000
   Printing ........................................................            39,154
   Transfer agency .................................................            10,634
   Directors' fees and expenses ....................................             1,236
   Miscellaneous ...................................................            17,620
                                                                         -------------
   Total expenses ..................................................         1,773,296
   Less: expenses waived and reimbursed (see Note B) ...............          (193,346)
                                                                         -------------
   Net expenses ....................................................         1,579,950
                                                                         -------------
   Net investment loss .............................................        (1,219,147)
                                                                         -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions ....................       (48,163,544)
   Net change in unrealized appreciation/depreciation of investments        (8,902,913)
                                                                         -------------
   Net loss on investment transactions .............................       (57,066,457)
                                                                         -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................     $ (58,285,604)
                                                                         =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                 Year Ended         Year Ended
                                                                                December 31,       December 31,
                                                                                    2002               2001
                                                                               =============      =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ...................................................     $  (1,219,147)     $  (1,441,337)
   Net realized loss on investment transactions ..........................       (48,163,544)       (42,290,348)
   Net change in unrealized appreciation/depreciation of investments .....        (8,902,913)        12,523,989
                                                                               -------------      -------------
   Net decrease in net assets from operations ............................       (58,285,604)       (31,207,696)
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investment transactions
     Class A .............................................................                -0-        (5,051,253)
     Class B .............................................................                -0-          (130,343)
   Distributions in excess of net realized gain on investment transactions
     Class A .............................................................                -0-        (1,694,250)
     Class B .............................................................                -0-           (43,719)
   Tax return of capital
     Class A .............................................................                -0-          (118,929)
     Class B .............................................................                -0-            (3,069)
CAPITAL STOCK TRANSACTIONS
   Net decrease ..........................................................       (41,578,495)        (3,366,389)
                                                                               -------------      -------------
   Total decrease ........................................................       (99,864,099)       (41,615,648)
NET ASSETS
   Beginning of period ...................................................       191,058,455        232,674,103
                                                                               -------------      -------------
   End of period .........................................................     $  91,194,356      $ 191,058,455
                                                                               =============      =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Quasar Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses and foreign currency transactions, resulted in a net decrease in accumulated net investment loss, an increase in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $170,377.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement amounted to $69,000 of which $22,969 was waived by the Adviser.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $720,495, of which $3,444 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $10,634 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current

                                          Alliance Variable Products Series Fund
================================================================================

amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations .........................             $ 153,885,255
U.S. government and agencies ........................                        -0-
Sales:
Stocks and debt obligations .........................             $ 193,642,473
U.S. government and agencies ........................                        -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $96,109,908. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .......................             $   3,647,980
Gross unrealized depreciation .......................                (8,015,263)
                                                                  -------------
Net unrealized depreciation .........................             $  (4,367,283)
                                                                  =============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                               2002             2001
                                           ============     ============
Distributions paid from:
   Ordinary income ...................     $         -0-    $  6,919,565
                                           ------------     ------------
Total taxable distributions ..........               -0-       6,919,565
   Tax return of capital .............               -0-         121,998
                                           ------------     ------------
Total distributions paid .............     $         -0-    $  7,041,563
                                           ============     ============

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ............           $(86,581,710)(a)
Unrealized appreciation/(depreciation) ..........             (4,367,283)(b)
                                                            ------------
Total accumulated earnings/(deficit) ............           $(90,948,993)
                                                            ============

--------------------------------------------------------------------------------

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $80,595,633 of which $360,350 will expire in the year 2008, $34,912,045 will expire in the year 2009 and $45,323,238 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's prior year merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses of $5,986,077.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio or any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $3,284,472 and received cash collateral of $3,427,700, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $55,606 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                     ---------------------------      -------------------------------
                                               Shares                              Amount
                                     ---------------------------      -------------------------------
                                     Year Ended      Year Ended       Year Ended         Year Ended
                                     December 31,    December 31,     December 31,       December 31,
                                        2002             2001             2002              2001
                                     ==========      ===========      ============      =============
Class A
Shares sold ....................      2,128,930       18,590,860      $ 18,869,188      $ 203,234,285
Shares issued in connection with
   acquisition of Brinson Series
   Trust SmallCap Growth
   Portfolio ...................             -0-          55,903                -0-           501,822
Shares issued in reinvestment of
   distributions ...............             -0-         627,462                -0-         6,864,432
Shares redeemed ................     (7,915,310)     (20,489,953)      (61,264,928)      (220,821,507)
                                     ----------      -----------      ------------      -------------
Net decrease ...................     (5,786,380)      (1,215,728)     $(42,395,740)     $ (10,220,968)
                                     ==========      ===========      ============      =============
Class B
Shares sold ....................        511,079          765,042      $  4,259,241      $   8,052,083
Shares issued in connection with
   acquisition of Brinson Series
   Trust SmallCap Growth
   Portfolio ...................             -0-          48,534                -0-           434,277
Shares issued in reinvestment of
   distributions ...............             -0-          16,236                -0-           177,131
Shares redeemed ................       (444,309)        (181,381)       (3,441,996)        (1,808,912)
                                     ----------      -----------      ------------      -------------
Net increase ...................         66,770          648,431      $    817,245      $   6,854,579
                                     ==========      ===========      ============      =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE J: Acquisition of Brinson Series Trust Small Cap Growth Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Small Cap Growth Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Small Cap Growth Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 104,437 shares of the Portfolio for 78,609 shares of Brinson Series Trust Small Cap Growth Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Small Cap Growth Portfolio immediately before the acquisition were $185,248,421 and $936,099 (including $16,723 of net unrealized depreciation on investments), respectively, immediately after the acquisition the combined net assets of the Portfolio amounted to $186,184,520.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   ---------------------------------------------------------------------------
                                                                                     CLASS A
                                                   ---------------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                   ===========================================================================
                                                       2002            2001           2000            1999             1998
                                                   ===========     ===========     ===========     ===========     ===========
Net asset value, beginning of period ...........   $     10.01     $     11.84     $     13.00     $     11.14     $     12.61
                                                   -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
Net investment income (loss) (a)(b) ............          (.07)           (.07)           (.06)            .08             .07
Net realized and unrealized gain (loss)
     on investment transactions ................         (3.11)          (1.41)           (.71)           1.82            (.49)
                                                   -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value
     from operations ...........................         (3.18)          (1.48)           (.77)           1.90            (.42)
                                                   -----------     -----------     -----------     -----------     -----------
Less: Dividends and Distributions
Dividends from net investment income ...........            -0-             -0-           (.05)           (.04)           (.01)
Distributions from net realized gain
     on investment transactions ................            -0-           (.26)           (.34)             -0-          (1.04)
Distributions in excess of net realized gain
     on investment transactions ................            -0-           (.09)             -0-             -0-             -0-
                                                   -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ..............            -0-           (.35)           (.39)           (.04)          (1.05)
                                                   -----------     -----------     -----------     -----------     -----------
Net asset value, end of period .................   $      6.83     $     10.01     $     11.84     $     13.00     $     11.14
                                                   ===========     ===========     ===========     ===========     ===========

Total Return
Total investment return based on net
     asset value (c) ...........................        (31.77)%        (12.75)%         (6.09)%         17.08%          (4.49)%
Ratios/Supplemental Data
Net assets, end of period
     (000's omitted) ...........................   $    86,093     $   184,223     $   232,239     $   169,611     $    90,870
Ratio to average net assets of:
     Expenses, net of waivers and reimbursements          1.11%            .95%            .95%            .95%            .95%
     Expenses, before waivers and reimbursements          1.25%           1.16%           1.14%           1.19%           1.30%
     Net investment income (loss) (b) ..........          (.86)%          (.70)%          (.46)%           .72%            .55%
Portfolio turnover rate ........................           111%            113%            178%            110%            107%

--------------------------------------------------------------------------------
See footnote summary on page 18.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          -------------------------------------
                                                                                          CLASS B
                                                                          -------------------------------------
                                                                                                      August 11,
                                                                          Year Ended December 31,     2000(d) to
                                                                          =======================    December 31,
                                                                             2002          2001          2000
                                                                          =========     =========     =========
Net asset value, beginning of period ..................................   $    9.98     $   11.82     $   13.00
                                                                          ---------     ---------     ---------
Income From Investment Operations
Net investment loss (a)(b) ............................................        (.09)         (.09)         (.03)
Net realized and unrealized loss on investment transactions ...........       (3.11)        (1.40)        (1.15)
                                                                          ---------     ---------     ---------
Net decrease in net asset value from operations .......................       (3.20)        (1.49)        (1.18)
                                                                          ---------     ---------     ---------

Less: Distributions
Distributions from net realized gain on investment transactions .......          -0-         (.26)           -0-
Distributions in excess of net realized gain on investment transactions          -0-         (.09)           -0-
                                                                          ---------     ---------     ---------
Total distributions ...................................................          -0-         (.35)           -0-
                                                                          ---------     ---------     ---------
Net asset value, end of period ........................................   $    6.78     $    9.98     $   11.82
                                                                          =========     =========     =========
Total Return
Total investment return based on net asset value (c) ..................      (32.06)%      (12.86)%       (8.16)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............................   $   5,101     $   6,835     $     435
Ratios to average net assets of:
     Expenses, net of waivers and reimbursements ......................        1.37%         1.20%         1.20%(e)
     Expenses, before waivers and reimbursements ......................        1.51%         1.43%         1.41%(e)
     Net investment loss (b) ..........................................       (1.10)%        (.98)%        (.69)%(e)
Portfolio turnover rate ...............................................         111%          113%          178%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Quasar Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quasar Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quasar Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                              /s/ Ernst & Young LLP

New York, New York
February 3, 2003

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                              OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                            DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57           President, Chief Operating Officer and                      114                None
1345 Avenue of the Americas    a Director of Alliance Capital Management
New York, NY 10105             Corporation ("ACMC"), with which he has
(13)                           been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72             Formerly an Executive Vice President and                     93                None
P.O. Box 4623                  Chief Insurance Officer of The Equitable
Stamford, CT 06903             Life Assurance Society of the United States;
(11)                           Chairman and Chief Executive Officer of
                               Evlico; formerly a Director of Avon, BP
                               Amoco Corporation (oil and gas), Ecolab
                               Incorporated (specialty chemicals), Tandem
                               Financial Group, and Donaldson Lufkin
                               & Jenrette Securities Corporation.

David H. Dievler, #+, 73       Independent consultant. Until December                       98                None
P.O. Box 167                   1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762          responsible  for mutual fund administration.
(13)                           Prior to joining ACMC in 1984 he was
                               Chief Financial Officer of Eberstadt Asset
                               Management since 1968.  Prior to that he was
                               a Senior Manager at Price Waterhouse & Co.
                               Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin, #+, 60         Consultant. He was formerly a Senior Advisor                 94                None
P.O. Box 12                    from June 1999 - June 2000 and President
Annandale, NY 12504            of Historic Hudson Valley (December 1989 -
(11)                           May 1999). Previously, Director of the National
                               Academy of Design and during 1988-92, he
                               was Director and Chairman of the Audit
                               Committee of ACMC.

William H. Foulk, Jr., #+, 70  Investment adviser and an independent                       110                None
Suite 100                      consultant. He was formerly Senior
2 Sound View Drive             Manager of Barrett Associates, Inc., a
Greenwich, CT 06830            registered investment adviser, with which
(13)                           he had been associated since prior to 1998.
                               He was formerly Deputy Comptroller of
                               the State of New York and, prior thereto,
                               Chief Investment Officer of the New York
                               Bank for Savings.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

                                                                                       PORTFOLIOS
                                                                                         IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX         DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                              OVERSEEN BY          HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                            DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63     Senior Counsel of the law firm of Cahill                     93          Placer Dome Inc.
15 St. Bernard's Road          Gordon & Reindel since February 2001
Gladstone, NJ 07934            and a partner of that firm for more than
(11)                           twenty-five years prior thereto. He is
                               President and Chief Executive Officer
                               of Wenonah Development Company
                               (investments) and a Director of Placer
                               Dome Inc. (mining).

Donald J. Robinson, #+, 68     Senior Counsel to the law firm of Orrick,                    92                None
98 Hell's Peak Road            Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161               Formerly a senior partner and a member
(7)                            of the Executive Committee of that firm.
                               He was also a member and Chairman of
                               the Municipal Securities Rulemaking
                               Board and Trustee of the Museum of the
                               City of New York.


--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Bruce K. Aronow, 36              Vice President               Vice President of ACMC, with which he has
                                                              been associated since 1999. Prior thereto,
                                                              he was a Vice President as INVESCO since 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel
                                                              of Alliance Fund Distributors, Inc. ("AFD")
                                                              and Alliance Global Investor Services Inc. ("AGIS"),
                                                              with which he has been associated since prior to
                                                              1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of
                                 Financial Officer            AFD, with which he has been associated since prior
                                                              to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been
                                                              associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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